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                                                                EXECUTION COPY


                         BRILL MEDIA COMPANY, LLC. and
                          BRILL MEDIA MANAGEMENT, INC.

                                 105,000 Units
                    Consisting of 12% SENIOR NOTES DUE 2007
                                      and
                          APPRECIATION NOTES DUE 2007

                              PURCHASE AGREEMENT

                               December 22, 1997


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                          BRILL MEDIA COMPANY, LLC and
                          BRILL MEDIA MANAGEMENT, INC.

                           105,000 Units Representing
                        $105,000,000 Principal Amount of
                           12% Senior Notes Due 2007
                  and $3,000,000 of Appreciation Notes Due 2007

                               PURCHASE AGREEMENT

                                December 22, 1997



Natwest Capital Markets Limited
135 Bishopsgate
London, EC2M 3XT
England

Ladies and Gentlemen:

          Brill Media Company, LLC, a Virginia limited liability company ("BMC"), and Brill Media Management, Inc., a Virginia corporation
(collectively with BMC, the "Company"), and the subsidiary guarantors listed in Schedule 2 attached hereto (the "Guarantors") each hereby confirms its agreement with you (the "Initial Purchaser"), as set forth below.

          1. The Securities. Subject to the terms and conditions herein contained, (i) the Company proposes to issue and sell to the Initial Purchaser 105,000 Units (the "Units") representing $105,000,000 aggregate principal amount of its 12% Senior Notes due 2007 (collectively, where context permits, with the Senior Guarantees defined below, the "Notes") and Appreciation Notes due 2007 (the "Appreciation Notes"). The Units, the Notes and the Appreciation Notes are referred to herein collectively as the "Securities". The Units are to be issued under a Unit Agreement (as defined below). The Notes will be guaranteed (the "Senior Guarantees") by each of the Guarantors on a senior basis. The Appreciation Notes will be guaranteed (the "Appreciation Note Guarantee" and collectively with the Senior Guarantees, the "Guarantees") by each of the Guarantors on a subordinated basis. The Notes are to be issued under an indenture (the "Indenture") to be dated as of the Closing Date (as defined in Section 3 below), by and among the Company, the Guarantors and The United States Trust Company of New


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York, as trustee (the "Trustee").  The Appreciation Notes are to be issued under an indenture (the "Appreciation Notes Indenture") to be dated as of the Closing Date by and among the Company, the Guarantors and United States Trust Company of New York, as trustee (the "Appreciation Notes Trustee").

          The Units will be offered and sold to the Initial Purchaser without being registered under the Securities Act of 1933, as amended (the "Act"), in reliance on exemptions therefrom.

          In connection with the sale of the Notes, the Company has prepared a preliminary offering memorandum dated December 3, 1997 (the "Preliminary Memorandum") and will prepare a final offering memorandum dated December 22, 1997 (the "Final Memorandum"; the Preliminary Memorandum and the Final Memorandum each herein being referred to as the "Memorandum") relating to the Securities.

          The Company, the Guarantors and the Initial Purchaser will enter into a Registration Rights Agreement in substantially the form attached as Exhibit A hereto (the "Registration Rights Agreement") prior to or concurrently with the issuance of the Notes. Pursuant to the Registration Rights Agreement, under the circumstances and the terms set forth therein, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "Commission"): (i) a registration statement on Form S-4 (the "Exchange Offer Registration Statement") relating to a registered Exchange Offer (as defined in the Registration Rights Agreement) for the Notes under the Act to offer to the holders of the Notes the opportunity to exchange their Notes for an issue of notes substantially identical to the Notes (except that such notes will not contain restrictions on transfer that would be registered under the Act (the "Exchange Notes"); or
(ii) alternatively, in the event that applicable interpretations of the Commission do not permit the Company and the Guarantors to effect the Exchange Offer or do not permit any holder (who is otherwise able to make the representations set forth in the Registration Rights Agreement and acquire the Exchange Notes) of the Notes to participate in the Exchange Offer, a shelf registration statement (the "Shelf Registration Statement") to cover resales of Notes by such holders who satisfy certain conditions relating to and including the provision of information in connection with the Shelf Registration Statement.

          The Company, the Guarantors and the Initial Purchaser will enter into an Appreciation Notes Registration Rights Agreement in substantially the form attached as Exhibit B hereto (the "Appreciation Notes Registration Rights Agreement") prior to or concurrently with the issuance of the Appreciation Notes. Pursuant to the Appreciation Notes Registration Rights Agreement, under the circumstances and the terms set forth

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therein, the Company and the Guarantors will agree to file with the
Commission: (i) a registration statement on Form S-4 (the "Appreciation Notes Exchange Offer Registration Statement") relating to a registered Appreciation Notes Exchange Offer (as defined in the Appreciation Notes Registration Rights Agreement) for the Appreciation Notes under the Act to offer to the holders of the Appreciation Notes the opportunity to exchange their Appreciation Notes for an issue of notes substantially identical to the Appreciation Notes (except that such notes will not contain restrictions on transfer) that would be registered under the Act (the "Appreciation Exchange Notes"); or (ii) alternatively, in the event that applicable interpretations of the Commission do not permit the Company and the Guarantors to effect the Appreciation Notes Exchange Offer or do not permit any holder (who is otherwise able to make the representations set forth in the Appreciation Notes Registration Rights Agreement and acquire the Appreciation Exchange Notes) of the Appreciation Notes to participate in the Appreciation Notes Exchange Offer, a shelf registration statement (the "Appreciation Notes Shelf Registration Statement") to cover resales of Appreciation Notes by such holders who satisfy certain conditions relating to and including the provision of information in connection with the Appreciation Notes Shelf Registration Statement.

          The Company and the Guarantors will enter into a unit agreement (the "Unit Agreement") dated as of the Closing Date, with United States Trust Company of New York, as unit agent (the "Unit Agent").

          2. Representations and Warranties. The Company and each Guarantor represents and warrants to, and agrees, jointly and severally with the Initial Purchaser that:

          (a) Neither the Preliminary Memorandum as of the date thereof nor the Final Memorandum nor any amendment or supplement thereto as of the date thereof and at all times subsequent thereto up to the Closing Date (as defined in Section 3 below) contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 2(a) do not apply to statements or omissions made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use in the Preliminary Memorandum, the Final Memorandum or any amendment or supplement thereto. The Final Memorandum conforms in all material respects to the requirements of the Act and the rules and regulations promulgated thereunder, as if it were a prospectus filed as part of a registration statement on Form S-3 relating to the Notes (except that such a prospectus would include the following information specified

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in items of Regulation S-K under the Act:  (i) the pricing table specified in
Item 501; (ii) the statements regarding availability of additional information specified in Item 502; and (iii) disclosure of the Commission's position on indemnification specified in Item 510).

          (b) As of the Closing Date, the Company will have the pro-forma capitalization set forth in the Final Memorandum; the Guarantors constitute all of the subsidiaries of the Company; the Company, directly or indirectly will own one hundred percent of the issued and outstanding stock, partnership or membership interests (or other equity securities) of each Guarantor (except that for the Guarantors listed on Schedule 3 hereto the Company will directly or indirectly own at least 98% of the membership interests in such Guarantors and the remaining membership interest in each of such Guarantors will be indirectly owned by Alan R. Brill), and such capital stock shall be free and clear of all liens, charges, encumbrances or restrictions other than
(x) liens in favor of AMRESCO Funding Corporation and Goldman Sachs Credit Partners, securing the obligations of the Company and the Guarantors under the Amended and Restated Credit Agreement dated September 30, 1997 (the "Credit Agreement") and (y) the liens on the capital stock of CMB II, Inc., NB II, Inc., St. John Newspapers, Inc. and NCR II, Inc. securing obligations the principal amount of which does not exceed $4,900,000 in the aggregate. All of the outstanding shares of capital stock (or other equity securities) of the Company or any Guarantors have been, and as of the Closing Date will be, duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; there are no (i) options, warrants or other rights to purchase from the Company or any Guarantor, (ii) agreements or other obligations of the Company or any Guarantor to issue or (iii) other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in the Company or any Guarantor outstanding. The entities listed on
Schedule 2 hereto are the only subsidiaries, direct or indirect of the Company. Except as disclosed on Schedule 2 or as disclosed in the Final Memorandum, the Company does not own, directly or indirectly, any capital stock or any other equity or long-term debt securities or have any equity interest in any firm, partnership, joint venture, limited liability company or other entity.

          (c) Each of the Company and each Guarantor has been duly incorporated or organized, is validly existing and is in good standing as a corporation, limited liability company or limited partnership under the laws of its jurisdiction of incorporation or formation, with all requisite corporate, company or partnership power and authority to own its properties and conduct its business as now conducted and as described in the Final Memorandum; each of the Company and each Guarantor is duly qualified to do business as a foreign corporation, limited liability company or limited partnership in good standing in all other jurisdictions where the ownership or leasing of

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its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the general affairs, business, condition (financial or otherwise), prospects or results of operations of the Company and the Guarantors, taken as a whole (any such event, a "Material Adverse Effect").

          (d) The Company and each Guarantor has all requisite corporate, company or partnership power, as the case may be, and authority to execute, deliver and perform its obligations under the Notes and the Appreciation Notes, including, in the case of the Guarantors, the Guarantees. The Notes and the Appreciation Notes have been duly and validly authorized by the Company and each of the Guarantors and, when executed by the Company and each of the Guarantors, authenticated by the Trustee and the Appreciation Notes Trustee, respectively, in accordance with the provisions of the Indenture and the Appreciation Notes Indenture, respectively, and delivered to and paid for by the Initial Purchaser, in accordance with the terms of this Agreement, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company and each of the Guarantors, entitled to the benefits of the Indenture and the Appreciation Notes Indenture, respectively, and enforceable against the Company and each Guarantor in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

          (e) The Company has all requisite corporate, company or partnership power, as the case may be, and authority to execute, deliver and perform their obligations under the Units. The Units have been duly and validly authorized by the Company (as of the Closing Date) and, when executed by the Company, authenticated by the Unit Agent in accordance with the provisions of the Unit Agreement and delivered to and paid for by the Initial Purchaser in accordance with the terms of the Unit Agreement, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

          (f) The Company and each of the Guarantors has all requisite corporate, company or partnership power and authority to execute, deliver and perform its obligations under the Exchange Notes and the Private Exchange Notes (as defined in the

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Registration Rights Agreement).  The Exchange Notes and the Private Exchange
Notes have been duly and validly authorized by the Company and each of the Guarantors and, when the Exchange Notes and the Private Exchange Notes have been duly executed and delivered by the Company and each of the Guarantors and authenticated by the Trustee in accordance with the terms of the Indenture, will constitute valid and legally binding obligations of the Company, and each of the Guarantors, entitled to the benefits of the Indenture, and enforceable against the Company and each of the Guarantors in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of any court before which any proceeding therefore may be brought.

          (g) The Company and each of the Guarantors has all requisite corporate, company or partnership power and authority to execute, deliver and perform its obligations under the Indenture. The Indenture meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the "TIA"). The Indenture has been duly and validly authorized by the Company and each of the Guarantors and, when executed and delivered by the Company and each of the Guarantors (assuming the due authorization, execution and delivery of the Indenture by the Trustee), will constitute a valid and legally binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and or other similar laws now or hereafter in effect, relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

          (h) The Company and each of the Guarantors has all requisite corporate, company or partnership power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly and validly authorized by the Company and each of the Guarantors and, when executed and delivered by the Company and each of the Guarantors, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought, (iii) the indemnification provisions contained therein may be unenforceable as contrary to public policy, and (iv) the provisions for liquidated

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damages contained therein may be unenforceable if they were deemed to constitute a penalty.

          (i) The Company and each of the Guarantors has all requisite corporate, company or partnership power and authority to execute, deliver and perform its obligations under the Appreciation Exchange Notes and the Private Appreciation Exchange Notes (as defined in the Appreciation Notes Registration Rights Agreement). The Appreciation Exchange Notes and the Private Appreciation Exchange Notes have been duly and validly authorized (as of the Closing Date) by the Company and each of the Guarantors and, when the Appreciation Exchange Notes and the Private Appreciation Exchange Notes have been duly executed and delivered by the Company and each of the Guarantors and authenticated by the Appreciation Notes Trustee in accordance with the terms of the Appreciation Notes Indenture, will constitute valid and legally binding obligations of the Company, and each of the Guarantors, entitled to the benefits of the Appreciation Notes Indenture, and enforceable against the Company and each of the Guarantors in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of any court before which any proceeding therefore may be brought.

          (j) The Company and each of the Guarantors has all requisite corporate, company or partnership power and authority to execute, deliver and perform its obligations under the Appreciation Notes Indenture. The Appreciation Notes Indenture meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the "TIA"). The Appreciation Notes Indenture has been duly and validly authorized (as of the Closing Date) by the Company and each of the Guarantors and, when executed and delivered by the Company and each of the Guarantors (assuming the due authorization, execution and delivery of the Appreciation Notes Indenture by the Appreciation Notes Trustee), will constitute a valid and legally binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and or other similar laws now or hereafter in effect, relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

          (k) The Company and each of the Guarantors has all requisite corporate, company or partnership power and authority to execute, deliver and perform its obligations under the Appreciation Notes Registration Rights Agreement. The Appreciation Notes Registration Rights Agreement has been duly and validly authorized

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by (as of the Closing Date) the Company and each of the Guarantors and, when executed and delivered by the Company and each of the Guarantors, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought,
(iii) the indemnification provisions contained therein may be unenforceable as contrary to public policy, and (iv) the provisions for liquidated damages contained therein may be unenforceable if they were deemed to constitute a penalty.

          (l) The Company and each of the Guarantors has all requisite corporate, company or partnership power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized and has been duly executed and delivered by the Company and each of the Guarantors and (assuming the due authorization, execution and delivery of this Agreement by the Initial Purchaser) constitutes a valid legally binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except that the enforcement hereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought, and (iii) the indemnification provisions contained in Section 9 hereof may be unenforceable as contrary to public policy.

          (m) Each of the Guarantors has all requisite corporate, company or partnership, power and authority to execute, deliver and perform its obligations under the Guarantees executed by it. Each Guarantee has been duly and validly authorized by each Guarantor and when executed and delivered by the Guarantors, will constitute a valid and legally binding agreement of the Guarantors, enforceable against the Guarantors in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

          (n) The Company and the Guarantors have all requisite corporate, partnership or company power, as the case may be, and authority (as of the Closing Date

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as to the Company) to execute, deliver and perform their obligations under the Unit Agreement.

          (o) No additional consent, approval, authorization or order of any court or governmental agency or body, or third party is required for the performance of this Agreement, the Registration Rights Agreement, the Indenture, the Appreciation Notes Indenture, the Guarantees, the Unit Agreement and the Appreciation Notes Registrations Rights Agreement by the Company or any of the Guarantors or the consummation by the Company or any of the Guarantors of the transactions contemplated hereby and thereby that are to be completed on or before the Closing Date, except such as have been obtained or disclosed in the Final Memorandum and such as may be required under state securities or "Blue Sky" laws in connection with the purchase and resale of the Notes and the Appreciation Notes by the Initial Purchaser.
None of the Company or any of the Guarantors is (i) in violation of its certificate of incorporation or bylaws or operating agreement or partnership agreement (or similar organizational document), (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of their respective properties or assets, or (iii) in breach of or in default under (nor has any event occurred which, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which any of them is a party or to which any of them or their respective properties or assets is subject (collectively, "Contracts") except such violations, breaches or defaults that would not, individually or in the aggregate, have a Material Adverse Effect.

          (p) The execution, delivery and performance by the Company and the Guarantors, as applicable, of this Agreement, the Indenture, the Appreciation Notes Indenture, the Registration Rights Agreement, the Unit Agreement and the Appreciation Notes Registration Rights Agreement and the consummation by the Company and the Guarantors of the transactions contemplated hereby and thereby, and the fulfillment of the terms hereof and thereof, and the retention by BMC of NatWest Capital Markets Limited ("NatWest") pursuant to those certain letter agreements (including the engagement and indemnity letter agreements) dated as of September 18, 1997 (collectively, the "NatWest Engagement Letter") and NatWest's acting as contemplated hereby and thereby, will not conflict with or constitute or result in a breach of or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation of any of (i) the terms or provisions of any Contract except such conflicts, breaches, defaults or violations, that would not, individually or in the aggregate, have a Material Adverse Effect, (ii) the certificate of incorporation or by-laws or operating agreement or partnership agreement (or similar organizational document)

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of the Company or any of the Guarantors or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company or any of the Guarantors or any of their respective properties or assets except such conflicts, breaches, defaults or violations that would not, individually or in the aggregate, have a Material Adverse Effect.

          (q) The audited consolidated financial statements of the radio and newspaper businesses of Alan R. Brill included in the Preliminary Memorandum and the Final Memorandum present fairly in all material respects the financial position, results of operations and cash flows of such entities at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. The summary and selected financial and statistical data in the Preliminary Memorandum and the Final Memorandum present fairly in all material respects the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein. Ernst & Young LLP is an independent public accounting firm within the meaning of the Act and the rules and regulations promulgated thereunder.

          (r) The Company and the Guarantors collectively comprise all of the radio and newspaper businesses of Alan R. Brill included in the financial statements of the radio and newspaper businesses of Alan R. Brill set forth in the Memorandum.

          (s) Except as noted in the Memorandum, the pro forma financial information included in the Preliminary Memorandum and the Final Memorandum will (i) comply as to form in all material respects with the applicable requirements of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, and (iii) have been properly computed on the bases described therein. The assumptions used in the preparation of the pro forma financial data and other pro forma financial information included in the Preliminary Memorandum and the Final Memorandum are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

          (t) Except as set forth in the Memorandum, there is not pending or, to the knowledge of the Company or any Guarantor, threatened any action, suit, proceeding, inquiry or investigation to which the Company or any of the Guarantors is a party, or to which the property or assets of the Company or any of the Guarantors are subject, before or brought by any court, arbitrator or governmental agency or body which, if determined adversely to the Company or any of the Guarantors would, individually or in the aggregate, have a Material Adverse Effect or which seeks to

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restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Notes, the Units or the Appreciation Notes to be sold hereunder or the consummation of the other transactions described in the Preliminary Memorandum and the Final Memorandum.

          (u) Each of the Company and the Guarantors owns or possesses adequate licenses or other rights to use all material patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the businesses now or proposed to be operated by it as described in the Preliminary Memorandum and the Final Memorandum, and none of the Company or the Guarantors has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how which, if such assertion of infringement or conflict were sustained, would, individually or in the aggregate, have a Material Adverse Effect.

          (v) Each of the Company and the Guarantors possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as set forth in the Preliminary Memorandum and the Final Memorandum (collectively, the "Permits"), except where the failure to obtain such Permits would not, individually or in the aggregate, have a Material Adverse Effect; each of the Company and the Guarantors has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit except where such revocation, termination or impairment would not, individually or in the aggregate, have a Material Adverse Effect; and none of the Company or the Guarantors has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Final Memorandum and except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

          (w) Since the date of the most recent financial statements appearing in the Final Memorandum, except as described in the Memorandum, (i) none of the Company or the Guarantors has incurred any liabilities or obligations, direct or contingent, or entered into or agreed to enter into any transactions or Contracts (written or oral) not in the ordinary course of business which liabilities, obligations, transactions or Contracts could, individually or in the aggregate, be material to the general affairs,

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management, business, condition (financial or otherwise), prospects or results of operations of the Company and the Guarantors, taken as a whole (a "Material Change"), (ii) other than as described in the Memorandum none of the Company or the Guarantors has purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock and (iii) other than as described in the Memorandum, there shall not have been any change in the capital stock or long-term indebtedness of the Company or the Guarantors which could, individually or in the aggregate, constitute a Material Change.

          (x) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and the Guarantors, either individually or taken as a whole, from that set forth in the Preliminary Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

          (y) Each of the Company and the Guarantors has filed all necessary federal, state, local and foreign income and franchise tax returns, and has paid all taxes shown as due thereon; and, other than tax deficiencies which the Company or any Guarantor is contesting in good faith, and for which the Company or such Guarantor has provided adequate reserves, there is no tax deficiency that has been asserted against the Company or any of the Guarantors.

          (z) The statistical and ratings market-related data and regulatory information included in the Memorandum are based on or derived from sources which are believed to be reliable and accurate.

          (aa) None of the Company, the Guarantors or any agent acting on their behalf has taken or will take any action that might cause this Agreement or the sale of the Notes or Appreciation Notes to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

          (bb) Each of the Company and the Guarantors has good and marketable title to all real property and good title to all personal property described in the Preliminary Memorandum and the Final Memorandum as being owned by it and good and marketable title to any leasehold estate in the real and personal property described in the Preliminary Memorandum and the Final Memorandum as being leased by it free and clear of all recorded liens, charges, encumbrances or restrictions, except as disclosed in the Preliminary Memorandum and the Final Memorandum or in the Exhibits to the Credit Agreement and except for the liens in favor of AMRESCO

Funding Corporation and Goldman Sachs Credit Partners L.P. pursuant to the Credit Agreement (it being understood that the indebtedness secured by the Credit Agreement will be fully satisfied from the proceeds of the Notes and that such liens will be discharged as promptly as practicable following the Closing), or to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions would not, individually or in the aggregate, have a Material Adverse Effect. All Contracts to which the Company or any of the Guarantors is a party or by which any of them is bound are valid and enforceable against the Company or such Guarantor, and are valid and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect.

          (cc) There are no legal or governmental proceedings involving or affecting the Company or any Guarantor or any of their respective properties or assets which would be required to be described in a prospectus pursuant to the Act that are not described in the Preliminary Memorandum and the Final Memorandum, nor are there any material contracts or other documents which would be required to be described in a prospectus pursuant to the Act that are not described in the Preliminary Memorandum and the Final Memorandum.

          (dd) Except as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect (A) each of the Company and the Guarantors is in compliance with and not subject to liability under applicable Environmental Laws (as defined below), (B) each of the Company and the Guarantors has made all filings and provided all notices required under any applicable Environmental Law, and has and is in compliance with all Permits required under any applicable Environmental Laws and each of them is in full force and effect, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of the Company or any of the Guarantors, threatened against the Company or any of the Guarantors under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company or any of the Guarantors, (E) none of the Company or the Guarantors has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or any comparable state law, (F) no property or facility of the Company or any of the Guarantors is (i) listed or proposed for listing on the National Priorities List under CERCLA or is (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to

CERCLA, or on any comparable list maintained by any state or local governmental authority.

          For purposes of this Agreement, "Environmental Laws" means the common law and all applicable foreign and federal, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of hazardous materials, into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of hazardous materials, and (iii) underground and above ground storage tanks, and related piping, and emissions, discharges, releases or threatened releases therefrom.

          (ee) There is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any of the Guarantors which is pending or, to the knowledge of the Company or any of the Guarantors, threatened.

          (ii) Each of the Company and the Guarantors carries insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties. Neither the Company nor any of the Guarantors has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance.

          (ff) None of the Company or the Guarantors has any material liability for any prohibited transaction (within the meaning of Section 4975(c) of the Code or Part 4 of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) (or an accumulated funding deficiency within the meaning of Section 412 of the Code or Section 302 of ERISA) or any complete or partial withdrawal liability (within the meaning of
Section 4201 of ERISA) with respect to any pension, profit sharing or other plan which is subject to ERISA, to which the Company or any of the Guarantors makes or ever has made a contribution and in which any employee of the Company or of any Guarantor is or has ever been a participant. With respect to such plans, the Company and each Guarantor is in compliance in all material respects with all applicable provisions of ERISA.

          (ii) Each of the Company and the Guarantors (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

          (gg) None of the Company or the Guarantors is or immediately after the sale of the Notes and the application of the proceeds from such sale as described in the Final Memorandum under "Use of Proceeds" will be, an "investment company" or "promoter" or "principal underwriter" for an "investment company," within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

          (hh) The Notes, the Exchange Notes, the Indenture, the Registration Rights Agreement, the Units, the Unit Agreement, the Appreciation Notes, the Exchange Appreciation Notes, the Appreciation Notes Indenture and the Appreciation Notes Registration Rights Agreement, will conform in all material respects to the descriptions thereof in the Final Memorandum.

          (ii) No holder of securities of the Company or any of the Guarantors will be entitled to have such securities registered under the registration statements required to be filed by the Company pursuant to the Registration Rights Agreement or the Appreciation Notes Registration Rights Agreement other than as expressly permitted thereby.

          (jj) Immediately after the consummation of the transactions contemplated by this Agreement, the fair value and present fair saleable value of the assets of each of the Company and the Guarantors (each on a consolidated basis) will exceed the sum of its stated liabilities and identified contingent liabilities; none of the Company or the Guarantors (each on a consolidated basis) is, nor will any of the Company or the Guarantors (each on a consolidated basis) be, after giving effect to the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, (a) left with unreasonably small capital with which to carry on its business as it is currently or proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or otherwise become due or (c) otherwise insolvent.

          (kk) None of the Company, the Guarantors or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Act) which is or could be integrated with the sale of the Securities in a manner that would require the registration under the Act of the Notes or the Appreciation Notes or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of
Section 4(2) of the Act. Neither the Company nor any Guarantor has distributed and will not distribute any offering material in connection with the offering of the Securities other than the Final Memorandum and any Preliminary Memorandum. No securities of the same duration, interest rate and ranking as the Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

          (ll) Assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchaser in the manner contemplated by this Agreement to register any of the Securities under the Act or to qualify the Indenture under the TIA except as required by the Registration Rights Agreement.

          (mm) No securities of the Company or any Guarantor are of the same class (within the meaning of Rule 144A as promulgated under the Act ("Rule 144A")) as any of the Securities and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

          (nn) None of the Company or the Guarantors has taken, nor will any of them take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities.

          (oo) None of the Company or the Guarantors, or any person acting on any of their behalf (other than the Initial Purchaser or any Affiliate of the Initial Purchaser) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Act ("Regulation S")) with respect to the Securities; the Company and its respective Affiliates and any person acting on any of their behalf (other than the Initial Purchaser or any Affiliate of the Initial Purchaser) have complied with the offering restrictions requirement of Regulation S.

          (pp) Each of the Preliminary Memorandum and the Final Memorandum, as of its respective date, contains all of the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Act.

          (qq) The Notes and the Appreciation Notes satisfy the eligibility requirements of Rule 144A(d)(3) under the Act.

          (rr) Neither the Company nor any of the Guarantors nor, to the Company's knowledge, any officer or director purporting to act on behalf of the Company or any of the Guarantors has at any time: (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment of funds to, or received or retained any funds from, any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) violated or is in violation of the Foreign Corrupt Practices Act of 1977, (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment or (v) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Guarantors.

          (ss) Except as disclosed in the Memorandum, there are no material outstanding loans or dividends or distributions or advances or material guarantees of indebtedness by the Company or any of its Guarantors to or for the benefit of any of the officers or directors of the Company or any of the Guarantors or any of the members of the families of any of them.

          (tt) Neither the Company nor any affiliate of the Company does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Florida Statutes Section 517.075.

          (uu) None of the Company or the Guarantors has engaged or retained any person, other than NatWest as the Initial Purchaser (and Standard Capital), to act as a financial advisor, underwriter or placement agent in connection with the issuance of the Securities and, except for the fees and expenses payable in connection with the issuance of the Securities as described in the Final Memorandum, no person has the right to receive a material amount of financial advisory, underwriting, placement, finder's or similar fees in connection with, or as a result of, the issuance of the Securities and the purchase of the Securities by the Initial Purchaser or the consummation of the other transactions contemplated hereby.

          Any certificate signed by any officer of the Company or any Guarantor and delivered to the Initial Purchaser or to counsel for the Initial Purchaser shall be deemed a joint and several representation and warranty by the Company and each of the Guarantors to the Initial Purchaser as to the matters covered thereby.

          3. Purchase, Sale and Delivery of the Securities. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company the number of Units set forth opposite its name on
Schedule 1 hereto at a price of $882.0 per Unit. One or more certificates in definitive form for the Units that the Initial Purchaser has agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchaser requests upon notice to the Company at least 36 hours prior to the Closing Date, shall be delivered by or on behalf of the Company to the Initial Purchaser, against payment by or on behalf of the Initial Purchaser of the purchase price therefor by wire transfer of same day funds to such account or accounts as the Company shall specify prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date. Such delivery of and payment for the Units shall be made at the offices of White & Case, 1155 Avenue of the Americas, New York, New York at 10:00 A.M., New York time, on December __, 1997, or at such other place, time or date as the Initial Purchaser, on the one hand, and the Company, on the other hand, may agree upon, such time and date of delivery against payment being herein referred to as the "Closing Date." The Company will make such certificate or certificates for the Units available for inspection and packaging by the Initial Purchaser at such place as designated by the Initial Purchaser at least 24 hours prior to the Closing Date.

          4. Offering by the Initial Purchaser. The Initial Purchaser proposes to make an offering of the Units, in accordance with Section 8 hereof, at the price and upon the terms set forth in the Final Memorandum, as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchaser is advisable.

          5. Covenants of the Company and the Guarantors. Each of the Company and the Guarantors, jointly and severally covenants and agrees with the Initial Purchaser that:

          (a) The Company and the Guarantors will not amend or supplement the Final Memorandum or any amendment or supplement thereto unless the Initial Purchaser shall previously have been advised and furnished a copy of such amendment or supplement for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchaser shall have consented, such consent not to be unreasonably withheld. The Company and the Guarantors will promptly, upon the reasonable request of the Initial Purchaser or counsel for the Initial Purchaser, make any amendments or supplements to the Preliminary Memorandum or the Final Memorandum that may be necessary or advisable in connection with the resale of the Notes or the Appreciation Notes by the Initial Purchaser.

          (b) The Company and the Guarantors will cooperate with the Initial Purchaser in arranging for any necessary qualification of the Securities for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Initial Purchaser may designate and will continue such qualifications in effect for as long as may be necessary to complete the resale of the Securities by the Initial Purchaser; provided, however, that in connection therewith, none of the Company or any Guarantor shall be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

          (c) If, at any time prior to the earlier of (i) completion of the initial resale by the Initial Purchaser of the Securities or (ii) two years from the date hereof any event occurs or information becomes known as a result of which the Final Memorandum as then amended or supplemented would, in the judgment of the Company or any Guarantor or in the reasonable opinion of counsel to the Initial Purchaser include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Final Memorandum to comply with applicable law, the Company and the Guarantors will promptly notify the Initial Purchaser thereof and will prepare, at the expense of the Company and the Guarantors, an amendment or supplement to the Final Memorandum that corrects such statement or omission or effects such compliance.

          (d) The Company and the Guarantors will, without charge, provide to the Initial Purchaser and to counsel for the Initial Purchaser as many copies of the Preliminary Memorandum and the Final Memorandum or any amendment or supplement thereto as the Initial Purchaser may reasonably request.

          (e) The Company and the Guarantors will apply the net proceeds from the sale of the Notes or the Appreciation Notes as set forth under "Use of Proceeds" in the Final Memorandum.

          (f) The Company and the Guarantors will furnish to the Initial Purchaser copies of all reports and other communications (financial or otherwise) furnished by the Company to the Trustee, the holders of the Notes, the Unit Agent, holders of the Units, the Appreciation Notes Trustee and the holders of Appreciation Notes and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company or any Guarantors with the Commission or any national securities exchange on which any class of securities of the Company may be listed.

          (g) Prior to the Closing Date, the Company will furnish to the Initial Purchaser, as soon as they have been prepared, a copy of any unaudited interim financial statements of the Company and the Guarantors for any period subsequent to the period covered by the most recent financial statements appearing in the Final Memorandum.

          (h) None of the Company or the Guarantors or any of their Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Act) which could be integrated with the sale of the Notes or the Appreciation Notes in a manner which would require the registration under the Act of the Securities.

          (i) None of the Company or the Guarantors will engage in any form of "general solicitation" or "general advertising" (as those terms are used in Regulation D under the Act) in connection with the offering of the Units or in any manner involving a public offering of the Units within the meaning of
Section 4(2) of the Act.

          (j) None of the Company, the Guarantors or their Affiliates nor any person acting on its or their behalf will engage, in any directed selling efforts (as that term is defined in Regulation S under the Act) with respect to the Units, and will comply, and will have its Affiliates and each person acting on its or their behalf (other than the Initial Purchaser and its Affiliates) comply, with the offering restrictions requirements of Regulation S under the Act.

          (k) For so long as any of the Securities remain outstanding, the Company and the Guarantors will make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Act, unless the Company and the Guarantors are then subject to Section 13 or 15(d) of the Exchange Act or the Securities may be resold pursuant to Rule 144(k) under the Act.

          (l) For a period of 180 days from the date of the Final Memorandum, neither the Company nor any Guarantor will offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued or guaranteed by the Company or any of the Guarantors (other than the Notes or the Exchange Notes or the Private Exchange Notes or the Appreciation Notes or the Appreciation Exchange Notes) without the prior written consent of the Initial Purchaser.

          (m) During the period from the Closing Date until two years after the Closing Date, without the prior written consent of the Initial Purchaser, neither the Company nor any Guarantor will, or permit any of their affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been reacquired by them, except for Securities purchased by the Company or any Guarantor or any of their affiliates and resold in a transaction registered under the Securities Act.

          (n) In connection with the offering of the Securities, until the Initial Purchaser shall have notified the Company of the completion of the resale of the Notes and the Appreciation Notes, the Company and the Guarantors will not, and will cause their affiliated purchasers (as defined under the Exchange Act) not to, either alone or with one or more other persons (i), bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Securities, or attempt to induce any person to purchase any Securities and (ii) make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Securities.

          (o) The Company and the Guarantors will not take any action prior to the execution and delivery of the Indenture which, if taken after such execution and delivery, would have violated any of the covenants contained in the Indenture;

          (p) The Company and the Guarantors will not take any action prior to the Closing Date which would require the Final Memorandum to be amended or supplemented pursuant to Section 5(c).

          (q) Prior to the Closing Date, the Company and the Guarantors will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company or the Guarantors, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Initial Purchaser is notified), without the prior written consent of the Initial Purchaser, unless in the judgment of the Company and its counsel, after notification to the Initial Purchaser, such press release or communication is required by law.

          (r) The Company will use its best efforts to (i) permit the Units, Notes and Appreciation Notes to be designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the Private Offerings, Resales and Trading through Automated Linkages market (the "Portal Market") and (ii) permit the Units, Notes and Appreciation Notes to be eligible for clearance and settlement through the Depository Trust Company.

          (s) The Company shall, immediately upon receipt of the proceeds from the Offering, pay, or cause to be paid, all outstanding indebtedness, including all indebtedness of the Guarantors, owed to AMRESCO Funding Corporation and

Goldman Sachs Credit Partners L.P., including indebtedness under the Credit Agreement and upon such payment the Company shall then cause the lien securing such indebtedness to be released.

          (t) The Company shall use its best efforts to perform the transactions contemplated by the Offering Memorandum.

          6. Expenses. The Company and the Guarantors agree, jointly and severally, to pay all costs and expenses incident to the performance of their obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to the transactions contemplated hereby, including any costs of printing the Preliminary Memorandum and the Final Memorandum and any amendment or supplement thereto, and any "Blue Sky" memoranda, (ii) all arrangements relating to the delivery to the Initial Purchaser of copies of the foregoing documents, (iii) the fees and disbursements of counsel, accountants and any other experts or advisors retained by the Company, (iv) preparation (including printing), issuance and delivery to the Initial Purchaser of the Notes, (v) the qualification of the Securities under state securities and "Blue Sky" laws, including filing fees and fees and disbursements of counsel for the Initial Purchaser relating thereto, (vi) the Company's expenses in connection with any meetings with prospective investors in the Securities, (vii) fees and expenses of the Trustee including fees and expenses of its counsel, (viii) all expenses and listing fees incurred in connection with the application for quotation of the Securities on the PORTAL Market, (ix) any fees charged by investment rating agencies for the rating of the Securities and (x) reasonable out-of-pocket expenses of the Initial Purchaser (including without limitation, road show expenses and the fees and disbursements of legal counsel retained by the Initial Purchaser) incurred by the Initial Purchaser or any of their affiliates in connection with, or arising out of, the offering and sale of the Securities (but not more than $75,000). If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchaser set forth in Section 7 hereof is not satisfied, because this Agreement is terminated or because of any failure, refusal or inability on the part of the Company or any Guarantor to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder (other than solely by reason of a default by the Initial Purchaser of its obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Company agrees to promptly reimburse the Initial Purchaser upon demand for all out-of-pocket expenses (including the reasonable fees, disbursements and charges of White & Case, counsel for the Initial Purchaser) that shall have been incurred by the Initial Purchaser in connection with the proposed purchase and sale of the Securities.

          7. Conditions of the Initial Purchaser's Obligations. The obligation of the Initial Purchaser to purchase and pay for the Securities shall, in its sole discretion, be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

          (a) On the Closing Date, the Initial Purchaser shall have received the opinion, dated as of the Closing Date and addressed to the Initial Purchaser, of Thompson & McMullan, counsel for the Company, in form and substance satisfactory to counsel for the Initial Purchaser, substantially to the effect that:

               (i) Each of the Company and the Guarantors is duly incorporated or formed, as the case may be, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or formation and has all requisite corporate or partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Final Memorandum. Each of the Company and the Guarantors is duly qualified as a foreign corporation, limited liability company or limited partnership and is in good standing in the jurisdictions set forth below such Guarantor's name on Schedule A attached to such opinion, except such jurisdictions in which the failure to be so qualified would not be reasonably expected to have a Material Adverse Effect.

               (ii) The Company has the authorized and issued capital stock (or other equity securities) set forth in the Final Memorandum. To the knowledge of Thompson & McMullan, the Guarantors constitute all the subsidiaries of the Company and the Company, directly or indirectly, will own one hundred percent of the issued and outstanding stock, partnership, or membership interests (or other equity securities) of each of the Guarantors (except that for the Guarantors listed on Schedule 3 hereto the Company will directly or indirectly own at least 98% of the membership interests in such Guarantors and the remaining membership interest in each of such Guarantors will be indirectly owned by Alan R. Brill), free and clear of all security interests perfected, or otherwise, and free and clear of all other liens, encumbrances, equities and claims or restrictions on transferability or voting in each case other than liens securing the obligations of the Company and the Guarantors under the Credit Agreement and obligations secured by pledge of the capital stock of CMB II, Inc., NB II, Inc., St. Johns Newspapers, Inc. and NCR, II, Inc. All of the outstanding shares of capital stock, partnership or membership interests (or other equity securities) of the Company and the Guarantors have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights;

               (iii) Except as set forth in the Final Memorandum, to the knowledge of such counsel (A) no options, warrants or other rights to purchase from the Company or any Guarantor shares of capital stock or ownership interests in the Company or any Guarantor are outstanding and, (B) no agreements or other obligations of the Company or any Guarantor to issue, or other rights to cause the Company or any Guarantor to convert, any obligation into, or exchange any securities for, shares of capital stock or ownership interests in the Company or any Guarantor are outstanding.

               (iv) The Company and each Guarantor has all requisite corporate, company or partnership power and authority to execute, deliver and perform its respective obligations under this Agreement, the Indenture, the Notes, the Registration Rights Agreement, the Exchange Notes and the Private Exchange Notes, the Unit Agreement, the Appreciation Notes Indenture, the Appreciation Notes, the Appreciation Notes Registration Rights Agreement, the Appreciation Exchange Notes and the Private Appreciation Exchange Notes, and the Indenture and Appreciation Notes Indenture have been duly and validly authorized by the Company and each Guarantor.

               (v) The Global Note, the Global Appreciation Note and each other Note and Appreciation Note have been duly and validly authorized by the Company and authorized and duly executed and delivered by the Company and each Guarantor.

               (vi) The Exchange Notes, the Private Exchange Notes, the Appreciation Exchange Notes and the Private Appreciation Exchange Notes have been duly and validly authorized by the Company and each Guarantor.

               (vii) The Unit Agreement has been duly and validly authorized by the Company.

               (viii) The Units have been duly and validly authorized by the Company.

               (ix) The Company and each Guarantor has all requisite corporate, company or partnership power and authority to execute, deliver and perform its obligations under each of the Registration Rights Agreement and the Appreciation Notes Registration Rights Agreement and each of the Registration Rights Agreement and the Appreciation Notes Registration Rights Agreement has been duly and validly authorized by the Company and each Guarantor.

               (x) The Company and each Guarantor has all requisite corporate, company or partnership power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby; this Agreement and the consummation by the Company and each Guarantor of the transactions contemplated hereby have been duly and validly authorized, executed and delivered by the Company and each Guarantor.

               (xi) Each of the Guarantors has all requisite corporate, company or partnership power and authority to execute, deliver and perform its obligations under its respective Guarantee. Each Guarantee issued by a Guarantor has been duly and validly authorized, executed and delivered by the applicable Guarantor.

               (xii) Except as disclosed in the Memorandum, no legal or governmental proceedings are pending or, to the knowledge of such counsel, threatened to which any of the Company or the Guarantors is a party or to which the property or assets of the Company or the Guarantors is subject before or brought by any court, arbitrator or governmental agency or body which, if determined adversely to the Company or the Guarantors, would result, individually or in the aggregate, in a Material Adverse Effect, or which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to be sold hereunder or the consummation of the other transactions described in the Final Memorandum.

               (xiii) None of the Company or any Guarantor is (i) in violation of its certificate of incorporation or bylaws or operating agreement or partnership agreement (or similar organizational document) or (ii) to the knowledge of such counsel, in breach or violation of any judgment, decree or order of any court, arbitrator or governmental body, agency or authority applicable to any of them or any of their respective properties or assets.

               (xiv) The execution and delivery of this Agreement, the Indenture, the Registration Rights Agreement, the Unit Agreement, the Appreciation Notes Indenture and the Appreciation Notes Registration Rights Agreement and the Guarantees and the closing of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Securities to the Initial Purchaser) will not conflict with or constitute or result in a breach or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation of any of (i) the terms or provisions of any Contract known to such counsel, (ii) the certificate of incorporation or bylaws or operating agreement or partnership agreement (or similar organizational document) of the Company or any Guarantor, or (iii) (assuming compliance with all applicable state securities or "Blue Sky" laws any statute, judgment, decree, order, rule or regulation of the Commonwealth of Virginia or of the federal government of the United States (other than the Communications Act or FCC Rules (as defined in Section 7(c)(i) hereof) and securities laws as to each of which such counsel need not express any opinion) which, in such counsel's experience, is normally applicable both to general business corporations or limited liability companies or limited partnerships which are not engaged in regulated business activities and to transactions of the type contemplated by the Final Memorandum.

               (xv) To the knowledge of such counsel, the Company and each of the Guarantors possess all Permits presently required or necessary, under the laws of the Commonwealth of Virginia and the federal laws of the United States (except for securities laws, the Communications Act and the FCC Rules) to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as described in the Preliminary Memorandum and the Final Memorandum, except where the failure to obtain such Permits would not, individually or in the aggregate, have a Material Adverse Effect; each of the Company and the Guarantors has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit except where such revocation, termination or impairment would not, individually or in the aggregate, have a Material Adverse Effect; and none of the Company or the Guarantors has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Final Memorandum and except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

          (xvi) Lien searches performed with respect to the Company and the Guarantors in connection with the Credit Agreement and as described in Exhibits to the Credit Agreement, disclose that as of September 30, 1997 the real and personal property of the Company described in the Memorandum were free and clear of all recorded liens, charges, encumbrances or restrictions, except as therein described and as described in the Memorandum or to the extent that the failure to have such title or the existence of such liens, charges, encumbrances or restrictions would not, individually or in the aggregate, have a Material Adverse Effect.

          At the time the foregoing opinion is delivered, Thompson & McMullan shall additionally state that it has participated in conferences with officers and other representatives of the Company and the Guarantors, representatives of the independent public accountants for the Company, representatives of the Initial Purchaser and counsel for the Initial Purchaser, at which conferences the contents of the Final Memorandum and related matters were discussed, and, although it has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Final Memorandum, no facts have come to its attention which lead it to believe that the Final Memorandum, on the date thereof or at the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading, it being understood that such firm expresses no opinion with respect to any of the financial statements (actual, summary, selected or pro-forma) outlined therein or the related notes thereto and the other financial, statistical and accounting data included in the Final Memorandum or any information therein concerning or furnished in writing by the Initial Purchaser for inclusion therein. In rendering such opinion, Thompson & McMullan shall have received and may rely upon such certificates and other documents and information as it may reasonably request to pass on such matters. The opinion of Thompson & McMullan described in this Section shall be rendered to the Initial Purchaser at the request of the Company and shall so state therein. If requested by the Trustee, Thompson & McMullan shall allow the Trustee to rely on its opinion and shall expressly so state.

          References to the Final Memorandum in this subsection (a) shall include any amendment or supplement thereto prepared in accordance with the provisions of this Agreement at the Closing Date.

          (b) On the Closing Date, the Initial Purchaser shall have received the opinion, dated as of the Closing Date and addressed to the Initial Purchaser, of Carter, Ledyard & Milburn, counsel for the Company, in form and substance satisfactory to counsel for the Initial Purchaser, substantially to the effect that:

               (i) Except as set forth in the Final Memorandum, to the knowledge of such counsel (A) no options, warrants or other rights to purchase from the Company or any Guarantor shares of capital stock or ownership interests in the Company or any Guarantor are outstanding, (B) no agreements or other obligations of the Company or any Guarantor to issue, or other rights to cause the Company or any Guarantor to convert, any obligation into, or exchange any securities for, shares of capital stock or ownership interests in the Company or any Guarantor are outstanding and (C) no holder of securities of or equity interests in the Company or any Guarantor is entitled to have such securities registered under a registration statement filed by the Company and the Guarantors pursuant to the Registration Rights Agreement.

               (ii) The Indenture is in sufficient form for qualification under the TIA; the Indenture when duly executed and delivered by the Company and each Guarantor (assuming the due authorization, execution and delivery thereof by the Company, each Guarantor and the Trustee), will constitute the valid and legally binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except that the enforcement thereof may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and (B) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

               (iii) The Appreciation Notes Indenture is in sufficient form for qualification under the TIA; the Appreciation Notes Indenture when duly executed and delivered by the Company and each Guarantor (assuming the due authorization, execution and delivery thereof by the Company, each Guarantor and the Appreciation Notes Trustee), will constitute the valid and legally binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except that the enforcement thereof may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and (B) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

               (iv) The Global Note (as such term is defined in the Indenture) and each other Note to be delivered on the Closing Date are in the form contemplated by the Indenture. The Global Note and each such other Note when duly executed and delivered by the Company and when paid for by the Initial Purchaser in accordance with the terms of this Agreement (assuming the due authorization, execution and delivery of the Indenture by the Company, each Guarantor and the Trustee and due authentication and delivery of the Notes by the Trustee in accordance with the Indenture), will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture, and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

               (v) The Global Appreciation Note (as such term is defined in the Appreciation Notes Indenture) and each other Appreciation Note to be delivered on the Closing Date are in form contemplated by the Appreciation Notes Indenture. The Global Appreciation Note and each such other Appreciation Note when duly executed and delivered by the Company and when paid for by the Initial Purchaser in accordance with the terms of this Agreement (assuming the due authorization, execution and delivery of the Appreciation Notes Indenture by the Company, each Guarantor and the Appreciation Notes Trustee and due authentication and delivery of the Appreciation Notes by the Trustee in accordance with the Appreciation Notes Indenture), will constitute valid and legally binding obligations of the Company enforceable against the

Company and each Guarantor in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought. With respect to the applicability of the limitations on rates of interest imposed by sections 190.40 and 190.42 of the Penal Law, and the availability of the exemption therefrom provided by section 5-501(6) of the General Obligations Law, such opinion may be a reasoned opinion.

               (vi) The Exchange Notes when duly executed and delivered by the Company (assuming the due authorization, execution and delivery of the Indenture by the Trustee, the Company and each Guarantor and due authentication and delivery of the Exchange Notes by the Trustee in accordance with the Indenture), will constitute the valid and legally binding obligations of the Company and each Guarantor, entitled to the benefits of the Indenture, and enforceable against the Company and each Guarantor in accordance with their terms, except that the enforcement thereof may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and (B) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

               (vii) The Appreciation Exchange Notes when duly executed and delivered (assuming the due authorization, execution and delivery of the Appreciation Notes Indenture by the Appreciation Notes Trustee, the Company and each Guarantor and due authentication and delivery of the Appreciation Exchange Notes by the Appreciation Notes Trustee in accordance with the Appreciation Notes Indenture), will constitute the valid and legally binding obligations of the Company and each Guarantor, entitled to the benefits of the Appreciation Notes Indenture, and enforceable against the Company and each Guarantor in accordance with their terms, except that the enforcement thereof may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and (B) general principles of equity and the discretion of the court before which any proceeding therefor may be brought. With respect to the applicability of the limitations on rates of interest imposed by sections 190.40 and 190.42 of the Penal Law, and the availability of the exemption therefrom provided by section 5-501(6) of the General Obligations Law, such opinion may be a reasoned opinion.

               (viii) The Registration Rights Agreement (assuming due authorization, execution and delivery thereof by the Company, each Guarantor and the Initial

Purchaser) will constitute the valid and legally binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except that (A) the enforcement thereof may be subject to (1) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and (2) general principles of equity and the discretion of the court before which any proceeding therefor may be brought; (B) the indemnification provisions contained therein may be unenforceable as contrary to public policy; and (C) the provisions for liquidated damages contained therein may be unenforceable if they were deemed to constitute a penalty.

               (ix) The Appreciation Notes Registration Rights Agreement (assuming due authorization, execution and delivery thereof by the Company, each Guarantor and the Initial Purchaser), will constitute the valid and legally binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except that (A) the enforcement thereof may be subject to (1) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and (2) general principles of equity and the discretion of the court before which any proceeding therefor may be brought; (B) the indemnification provisions contained therein may be unenforceable as contrary to public policy; and (C) the provisions for liquidated damages contained therein may be unenforceable if they were deemed to constitute a penalty.

               (x) This Agreement (assuming its due authorization, execution and delivery by the Company, each Guarantor and the Initial Purchaser) constitutes a valid and legally binding agreement of the Company, and each Guarantor, enforceable against the Company, and each Guarantor in accordance with its terms, except that (A) the enforcement thereof may be subject to (1) bankruptcy insolvency, reorganization fraudulent conveyance, moratorium and other similar laws now or hereafter in effect relating to creditors rights generally and (2) general principles of equity and the discretion of the court before which any proceeding therefor may be bought; and (B) the indemnification provisions contained in Section 9 of this Agreement may be unenforceable as contrary to public policy.

               (xi) Assuming that each Guarantee issued by a Guarantor has been duly and validly authorized, executed and delivered by the applicable Guarantor, such Guarantee will constitute a valid and legally binding agreement of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law) and the discretion of the court before which any proceeding therefor me be brought.

               (xii) The Unit Agreement (assuming due authorization, execution and delivery thereof by the Company and the Unit Agent) constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be subject to (1) bankruptcy, insolvency, reorganization fraudulent conveyance, moratorium and other similar laws now or hereafter in effect relating to creditors rights generally and (2) general principles of equity and the discretion of the court before which any proceeding therefor may be bought.

               (xiii) The Units (assuming due authorization by the Company), when issued and delivered by the Company against payment therefor by the Initial Purchaser in accordance with the terms of this Agreement will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except that the enforcement hereof may be subject to (i) bankruptcy, insolvency, reorganization or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

               (xiv) The Indenture, the Notes (when issued, authorized and delivered), the Exchange Notes (when issued, authorized and delivered), the Registration Rights Agreement, the Unit Agreement, the Appreciation Notes Indenture, the Appreciation Notes (when issued, authorized and delivered), and the Appreciation Notes Exchange Notes (when issued, authorized and delivered), the Appreciation Notes Registration Rights Agreement conform in all material respects to the descriptions thereof contained in the Final Memorandum and the statements in the Final Memorandum under "Description of Notes"; and "Exchange Offer and Registration Rights", "Description of Units", "Description of Appreciation Notes"; and "Appreciation Notes Exchange Offer and Registration Rights" and "Descriptions of Membership Interests" insofar as they describe the provisions of the documents and instruments therein described, constitute fair summaries thereof in all material respects.

               (xv) No consent, approval, authorization or order of any United States federal or New York State governmental authority is required for the issuance and sale by the Company of the Securities to the Initial Purchaser or the other transactions contemplated under the Indenture, the Registration Rights Agreement, the Guarantees, the Unit Agreement, the Appreciation Notes Indenture, the Appreciation Notes Registration Rights Agreement and this Agreement, except such as are disclosed in the Final Memorandum (or as may be required under Blue Sky laws or as may be required by the FCC, as to which such counsel need express no opinion), and those which have previously been obtained.

               (xvi) The execution and delivery of this Agreement, the Indenture, the Registration Rights Agreement, the Unit Agreement, the Appreciation Notes Indenture, the Appreciation Notes Registration Rights Agreement and the Guarantees and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Notes and Appreciation Notes to the Initial Purchaser) will not (assuming compliance with all applicable state securities or "Blue Sky" laws and assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof) violate (A) any United States federal or New York State statute, law, rule or regulation (other than the Communications Act or FCC Rules as to which such counsel need not express any opinion) or (B) any judgment, decree or order known to us and specifically binding on the Company or any Guarantor.

               (xvii) None of the Company or the Guarantors is, or immediately after the sale of the Securities to be sold hereunder and the application of the proceeds from such sale (as described in the Final Memorandum under the caption "Use of Proceeds") will be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

               (xviii) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Act.

               (xix) No registration under the Act of the Notes is required in connection with the sale of the Notes to the Initial Purchaser as contemplated by this Agreement and the Final Memorandum or in connection with the initial resale of the Notes by the Initial Purchaser in accordance with
Section 8 of this Agreement, and prior to the commencement of the Exchange Offer or the effectiveness of the Shelf Registration Statement (as defined in the Registration Rights Agreement), the Indenture is not required to be qualified under the TIA, in each case assuming (A) that the purchasers who buy such Notes in the initial resale thereof are qualified institutional buyers ("QIBs") as defined in Rule 144A promulgated under the Act ("Rule 144A") or institutions that are accredited investors as defined in Rule 501(a) (1), (2), (3) or (7) promulgated under the Act ("Accredited Investors"), (B) the accuracy of the Initial Purchaser's representations in Section 8 hereof and those of the Company and the Guarantors contained in this Agreement and (C) the due performance by the Initial Purchaser of the agreements set forth in Section 8 hereof.

               (xx) No registration under the Act of the Appreciation Notes is required in connection with the sale of the Appreciation Notes to the Initial Purchaser as contemplated by this Agreement and the Final Memorandum or in connection with the initial resale of the Appreciation Notes by the Initial Purchaser in accordance with Section 8 of this Agreement, and prior to the commencement of the Appreciation Notes Exchange Offer or the effectiveness of the Shelf Registration Statement (as defined in the Appreciation Notes Registration Rights Agreement), the Appreciation Notes Indenture is not required to be qualified under the TIA, in each case assuming (A) that the purchasers who buy such Appreciation Notes in the initial resale thereof are qualified institutional buyers ("QIBs") as defined in Rule 144A promulgated under the Act ("Rule 144A") or institutions that are accredited investors as defined in Rule 501(a) (1), (2), (3) or (7) promulgated under the Act ("Accredited Investors"), (B) the accuracy of the Initial Purchaser's representations in
Section 8 hereof and those of the Company and the Guarantors contained in this Agreement and (C) the due performance by the Initial Purchaser of the agreements set forth in Section 8 hereof.

               (xxi) Neither the consummation of the transactions contemplated by this Agreement nor the sale, issuance, execution or delivery of the Notes or Appreciation Notes will violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

          In rendering such opinion, such counsel may rely (A) as to matters involving the Commonwealth of Virginia, upon Thompson & McMullan, (B) as to matters involving the application of laws of any jurisdiction other than the Commonwealth of Virginia, the State of New York or the United States or the General Corporation Law of the State of Delaware, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel who are satisfactory to counsel for the Initial Purchaser and (C) as to matters of fact on certificates of officers of the Company and public officials.

          At the time the foregoing opinion is delivered, Carter, Ledyard & Milburn shall additionally state that it has participated in conferences with officers and other representatives of the Company and the Guarantors, representatives of the independent public accountants for the Company, representatives of the Initial Purchaser and counsel for the Initial Purchaser, at which conferences the contents of the Final Memorandum and related matters were discussed, and, although it has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Final Memorandum, no facts have come to its attention which lead it to believe that the Final Memorandum, on the date thereof or at the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading, it being understood that such firm need express no view with respect to the financial statements (actual, summary, selected or pro-formas) contained therein or the related notes thereto and the other financial, statistical and accounting data included in the Final Memorandum or any information therein concerning or furnished by the Initial Purchaser.

          The opinion of Carter, Ledyard & Milburn described in this Section shall be rendered to the Initial Purchaser at the request of the Company and shall so state therein. If requested by the Trustee or the Company, Carter, Ledyard & Milburn shall allow the Trustee or the Company to rely on its opinion and shall expressly so state.

          References to the Final Memorandum in this subsection (b) shall include any amendment or supplement thereto prepared in accordance with the provisions of this Agreement at the Closing Date.

          (c) On the Closing Date, the Initial Purchaser shall have received an opinion, dated the Closing Date, of Irwin, Campbell & Tannenwald, P.C., counsel for the Company. The opinion of such counsel shall be rendered to the Initial Purchaser at the request of the Company and shall so state therein. The opinion shall be in form and substance satisfactory to counsel for the Initial Purchaser, substantially to the effect that:

               (i) Those statements in the Memorandum that describe provisions of the Communications Act of 1934, as amended (the "Communications Act"), and the rules, regulations and published orders, policies and decisions of the FCC ("FCC Rules") are accurate descriptions in all material respects.

               (ii) The execution, delivery and performance of the obligations by the Company and the Guarantors under the Indenture, the Registration Rights Agreement, the Notes, the Appreciation Notes Indenture, the Appreciation Notes Registration Agreement, the Appreciation Notes and this Agreement are not and will not be contrary to the Communications Act, or to the terms of any radio license, will not result in any violation of the FCC Rules or, will not cause any forfeiture or impairment of any FCC license of any of the radio stations, and will not require any consent, approval or authorization of the FCC, except that the prior approval of the FCC is required for the pro forma reorganization of the intermediate entities between Alan R. Brill, as the controlling shareholder/member, and the licensees of stations WIOV-AM and WIOV-FM (Reading Radio, Inc.), WOMI-AM and WBKR-FM (Tri-State Broadcasting, Inc.), KLIK-AM and KTXY-FM (Central Missouri Broadcasting, Inc.), KATI-FM (CMB II, Inc.), KUAD-FM (Northern Colorado Radio, Inc.), WEBC-AM and KKCB-FM (Northland Broadcasting,
LLC), and KLDJ-FM (NB II, Inc.) which FCC consents to the pro forma transfer of control were granted by the FCC on December 19, 1997.

               (iii) The Company and each of the Guarantors validly hold all FCC licenses or authorizations necessary for the operation of the radio stations in the manner in which they are described as being conducted in the Memorandum ("FCC Licenses"); the FCC Licenses are valid in accordance with their terms and are not subject to any conditions or requirements not generally imposed by the FCC upon the holders of such licenses.

                (iv) All applicable administrative and judicial appeal, review and reconsideration periods relating to the grant of the FCC Licenses have expired without such counsel being served with any timely filing or petition requesting reconsideration, review or appeal of such actions, and without the FCC having instituted review or reconsideration of the grant of any of the FCC Licenses on its own motion.

                 (v) To our knowledge, the Company and each of the Guarantors filed with the FCC all material reports, documents, instruments, information and applications required to be filed pursuant to the Communications Law. No notice has been issued by the FCC which could permit, or after notice or lapse of time or both could permit, revocation or termination of any of the FCC Licenses prior to the expiration dates thereof or which could result in any other material impairment of any of the Company's and each of the Guarantors' rights thereunder.

                (vi) To our knowledge, there is not outstanding or pending any notice of violation, notice of apparent liability, order to show cause, material complaint or investigation by or before the FCC, except for the pending Petition To Deny the renewal application for station KUAD-FM filed by the Rainbow-PUSH Condition alleging violation of the FCC equal employment opportunity rules and factual misrepresentations, and the pending Petition To Deny and informal objection to the assignment applications involving stations KLIK-AM, KTXY-FM and KATI-FM alleging undue media concentration in the Jefferson City, Missouri market if the proposed buyers are permitted to acquire these stations, and order of forfeiture in the amount of $3,000.00 against station KUAD-FM for violation of the sponsorship identification provisions of the FCC Rules. We have no knowledge of facts at this time, subject to the Company's and the Guarantors' continued regulatory compliance and the favorable resolution of the Petition To Deny the KUAD-FM renewal application, that would lead us to believe that the FCC Licenses will not be renewed in the ordinary course.

               (vii) Subject to obtaining the prior consent of the FCC to the pro forma transfer of control applications as noted in paragraph (ii) above, the acquisitions and the proposed acquisitions described in the Memorandum, under the section "Transactions", are in compliance with the Communications Law.

              (viii) To our knowledge, the Company and each of the Guarantors possess all FCC Licenses presently required or necessary under the Communications Act and the FCC Rules to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as described in the Preliminary Memorandum and except where the failure to obtain such FCC Licenses would not, individually or in the aggregate, have a Material Adverse Effect; to our knowledge, no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such FCC License except where such revocation termination or impairment would not, individually or in the aggregate, have a Material Adverse Effect.

          (d) On the Closing Date, the Initial Purchaser shall have received the opinion, in form and substance satisfactory to the Initial Purchaser, dated as of the Closing Date and addressed to the Initial Purchaser, of White & Case, counsel for the Initial Purchaser, with respect to certain legal matters relating to this Agreement and such other related matters as the Initial Purchaser may reasonably require. In rendering such opinion, White & Case shall have received and may rely upon such certificates and other documents and information as it may reasonably request to pass upon such matters.

          (e) The Initial Purchaser shall have received from each of Ernst & Young LLP a comfort letter dated the date hereof and the Closing Date, substantially in the form attached as Exhibit B hereto.

          (f) On the Closing Date, the Initial Purchaser shall have received the following agreements, duly authorized, executed and (except for the Indenture, to which the Initial Purchaser is not a party) delivered by each of the parties thereto, in form and substance satisfactory to counsel for the Initial Purchaser, and containing such terms and conditions that are usual and customary in transactions similar to those contemplated hereby and thereby, dated the Closing Date, and each such agreement shall be in full force and effect according to its terms:

               (i)  the Indenture;

              (ii)  the Registration Rights Agreement;

             (iii)  the Guarantees;

              (iv)  the Unit Agreement;

                (v) the Appreciation Notes Indenture; and

               (vi) the Appreciation Notes Registration Rights Agreement.

          (g) On the Closing Date, the Initial Purchaser shall have received evidence that all obligations of the Company and the Guarantors with respect to the Credit Agreement, shall have been terminated and the total commitment under the Credit Agreement shall have been terminated, all loans thereunder shall have been repaid in full, together with interest thereon and all other amounts owing pursuant to the Credit Agreement shall have been repaid in full and the Credit Agreement shall have been terminated and be of no further force or effect. The Initial Purchaser shall have received copies of all original documents (including a pay-off letter) giving effect to the matters contemplated by this subparagraph (g) in form, scope and substance reasonably satisfactory to counsel to the Initial Purchaser.

          (h) On the Closing Date, the Initial Purchaser shall have received executed copies of the following agreements or notes, duly authorized and executed by each of the parties thereto, in form and substance satisfactory to counsel for the Initial Purchaser, and containing such terms and conditions that are usual and customary in transactions similar to those contemplated hereby and thereby, dated the Closing Date, and each such agreement shall be in full force and effect according to its terms:

                (i) the Managed Affiliate Management Agreements (as defined in the Memorandum); and

               (ii) the Managed Affiliate Notes (as defined in the Memorandum), executed by each of TSB III, LLC and TSB IV, LLC in favor of Tri-State Broadcasting, Inc.

          (i) The Initial Purchaser shall have received good standing certificates for the Company and each of the Guarantors from their respective states of incorporation or formation, as the case may be, and from each of the respective jurisdictions where each of them is qualified to do business as a foreign corporation, limited liability company or limited partnership.

          (j) The representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date; the statements of the Company's or any Guarantor's officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct on and as of the date made and on and as of the Closing Date; the Company and the Guarantors shall have performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; and, except as described in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), subsequent to the date of the most recent financial statements in such Final Memorandum, there shall have been no event or development that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

          (k) The sale of the Securities hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

          (l) The Securities shall have been approved by the NASD for trading in the PORTAL Market.

          (m) There shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the judgment of the Initial Purchaser would materially impair the ability of the Initial Purchaser to purchase, hold or effect resales of the Securities as contemplated hereby.

          (n) There shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and the Guarantors, taken as a whole, from that set forth in the Final Memorandum that constitutes a Material Adverse Effect and that makes it, in the Initial Purchaser's judgment, impracticable to market the Notes or the Appreciation Notes on the terms and in the manner contemplated in the Final Memorandum.

          (o) Subsequent to the date of the most recent financial statements in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), the conduct of the business and operations of the Company and the Guarantors shall not have been interfered with by strike, fire, flood, hurricane, accident or other calamity (whether or not insured) or by any court or governmental action, order or decree, and, except as otherwise stated therein, the properties of the Company and the Guarantors shall not have sustained any loss or damage (whether or not insured) as a result of any such occurrence, except any such calamity, action, order, decree, loss or damage which would not, individually or in the aggregate, have a Material Adverse Effect.

          (p) No securities of the Company or any Guarantor shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

          (q) The Initial Purchaser shall have received certificates of the Company and each Guarantor, dated the Closing Date, signed by their respective Chairman of the Board, President or any Senior Vice President and the Chief Financial Officer, to the effect that:

           (i) The representations and warranties of the Company and such Guarantor contained in this Agreement are true and correct as of the date hereof and as of the Closing Date, and the Company and each Guarantor has performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date;

          (ii) At the Closing Date, since the date hereof or since the date of the most recent financial statements in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no event or events have occurred, no information has become known nor does any condition exist that, individually or in the aggregate, would have a Material Adverse Effect;

         (iii) The sale of the Securities hereunder has not been enjoined (temporarily or permanently);

          (iv) Contemporaneously with the sale of the Units to the Initial Purchaser on the Closing Date, the Company shall have caused to be paid or paid all indebtedness owed to AMRESCO Funding Corporation and Goldman Sachs Credit Partners, L.P. under the Credit Agreement; and

           (v) such other information as the Initial Purchaser may reasonably request.

          (r) The Initial Purchaser shall have received a certificate from the corporate secretary of the Company, dated the Closing Date, attaching certified copies of (i) all resolutions of the Board of Directors or board of managers of the Company, as the case may be, authorizing the transactions contemplated by this Agreement, including, without limitation, approving the offering of the Units, the entering into this Agreement, the Indenture, the Registration Rights Agreement, the Unit Agreement, the Appreciation Notes Indenture, the Appreciation Notes Registration Rights Agreement and the Managed Affiliate Management Agreements (as defined in the Memorandum), (ii) the certificate of incorporation and by-laws of the Company, or the operating agreement or the partnership agreement, as the case may be, and (iii) certifying the names and true signatures of those officers of the Company executing any documents contemplated by this Agreement.

          (s) Prior to the Closing Date, the FCC consents referred to in paragraph (ii) of Section 7(c) hereof shall be obtained.

          On or before the Closing Date, the Initial Purchaser and counsel for the Initial Purchaser shall have received such further documents, opinions, certificates, letters and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company and the Guarantors as they shall have heretofore reasonably requested from the Company and the Guarantors.

          All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchaser and counsel for the Initial Purchaser. The Company and the Guarantors shall furnish to the Initial Purchaser such conformed copies of such documents, opinions, certificates, letters, schedules and instruments in such quantities as the Initial Purchaser shall reasonably request.

          8. Offering of Notes; Restrictions on Transfer. The Initial Purchaser agrees with the Company that (i) it has not and will not solicit offers for, or offer or sell, the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act; (ii) it has not engaged in any "directed selling efforts" (as such term is defined in Rule 902 of Regulation S under the Act) with respect to Securities offered in reliance on Regulation S and (iii) it has and will solicit offers for the Securities only from, and will offer the Securities only to (A) in the case of offers inside the United States, (x) persons whom the Initial Purchaser reasonably believes to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchaser that each such account is a QIB, in each case to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A or (y) a limited number of other institutional investors reasonably believed by the Initial Purchaser to be Accredited Investors that, prior to their purchase of the Securities, deliver to the Initial Purchaser a letter containing the representations and agreements set forth in Exhibit A to the Final Memorandum and (B) in the case of offers outside the United States, to or for the account or benefit of persons other than U.S. persons ("foreign purchasers," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)); provided, however, that, in the case of this clause (B), (x) in purchasing such Securities such persons are deemed to have represented and agreed as provided under the caption "Transfer Restrictions" contained in the Final Memorandum and (y) no sales shall be made pursuant to this clause (B) to any person unless, at the time that the order to purchase the Securities was placed, such person was outside the United States or the Initial
Purchaser and any person acting on its behalf reasonably believed, at the time such order was placed, that such person was outside the United States.
For the purposes of this Section 8 the term "United States" shall have the meaning ascribed thereto in Rule 902 of Regulation S under the Act.

          The Initial Purchaser represents and warrants that it is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Units. The Initial Purchaser agrees to comply with the applicable provisions of Rule 144A and Regulation S under the Act. In connection with sales of the Units outside the United States, the Initial Purchaser agrees that it will not offer, sell or deliver the Units to, or for the account or benefit of, U.S. Persons (i) as part of its distribution at any time or (ii) otherwise prior to 40 days after the offering of the Units and it will send to any dealer to whom they sell Units during such period a confirmation or other notice setting forth the restrictions on offers and sales of the Units within the Unites States or to, or for the account or benefit of, U.S. Persons. The Initial Purchaser hereby acknowledges that the Company and the Guarantors and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 7(b) hereof, counsel to the Company, will rely upon the accuracy and truth of the representations contained in this Section 8 and the Initial Purchaser hereby consents to such reliance.

          9. Indemnification and Contribution. (a) The Company and the Guarantors jointly and severally agree to indemnify and hold harmless the Initial Purchaser and its respective affiliates, directors, officers, agents, representatives general partners and employees of the Initial Purchaser or its affiliates, and each other person, if any, who controls the Initial Purchaser or its affiliates within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the full extent lawful against any losses, claims, damages, expenses or liabilities (or actions in respect thereof, including, without, limitation, shareholder derivative actions and arbitration proceedings) to which the Initial Purchaser or such other person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

          (i) any untrue statement or alleged untrue statement of any material fact contained in any Memorandum or any amendment or supplement thereto or any application or other document, or any amendment or supplement thereto, executed by the Company, or any Guarantor or based upon written information furnished by or on behalf of the Company, or any Guarantor filed in any jurisdiction in order to qualify the Securities under the securities or "Blue Sky" laws thereof or filed with any securities association or securities exchange (each an "Application");

           (ii) the omission or alleged omission to state, in any Memorandum or any amendment or supplement thereto or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading; or

          (iii) any breach of any of the representations and warranties of the Company and the Guarantors set forth in this Agreement, the Registration Rights Agreement, the Unit Agreement, the Appreciation Notes Registration Rights Agreement and the Guarantees, and will reimburse, as incurred, the Initial Purchaser and each such other person for any legal or other expenses incurred by the Initial Purchaser or such other person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, the Company and the Guarantors will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission (A) made in any Memorandum or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information concerning the Initial Purchaser furnished to the Company by the Initial Purchaser specifically for use therein or (B) which results from the fact that a copy of the Final Memorandum was not sent or given to such person, and if the untrue statement or omission or alleged untrue statement or omission that was contained in the Preliminary Memorandum has been corrected in the Final Memorandum and delivered to the Initial Purchaser on a timely basis to permit such delivery or sending. This indemnity agreement will be in addition to any liabilities or obligations that the Company and the Guarantors may otherwise have to the indemnified parties, including without limitation the indemnification obligations of the Company pursuant to the NatWest Engagement Letter. The Company and the Guarantors shall not be liable under this Section 9 for any settlement of any claim or action effected without their prior written consent, which shall not be unreasonably withheld.

          (b) The Initial Purchaser agrees to indemnify and hold harmless the Company and the Guarantors, their directors, their officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or the Guarantors or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
(i) any untrue statement or alleged untrue statement of any material fact contained in any Memorandum or any amendment or supplement thereto or any Application, or (ii) the omission or the alleged omission to state therein a material fact required to be stated in any Memorandum or any amendment or supplement thereto or any Application, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Initial Purchaser, furnished to the Company or the Guarantors by the Initial Purchaser specifically for use therein; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Company, or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Initial Purchaser may otherwise have to the indemnified parties. The Initial
Purchaser shall not be liable under this Section 9 for any settlement of any claim or action effected without its prior written consent, which shall not be unreasonably withheld. The Company and the Guarantors shall not, without the prior written consent of the Initial Purchaser, effect any settlement or compromise of any pending or threatened proceeding in respect of which the Initial Purchaser is or could have been a party, or indemnity could have been sought hereunder by the Initial Purchaser, unless such settlement (A) includes an unconditional written release of the Initial Purchaser, in form and substance reasonably satisfactory to the Initial Purchaser, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the Initial Purchaser.

          (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 9, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or
(iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchaser in the case of paragraph (a) of this Section 9 or either the Company or any of the Guarantors in the case of paragraph (b) of this Section 9, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 9, in which case the indemnified party may effect such a settlement without such consent.

          (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the
                                       44
indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of commissions and before deducting expenses) received by the Company and the Guarantors bear to the total discounts and commissions received by the Initial Purchaser. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand, or the Initial Purchaser on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Guarantors and the Initial Purchaser agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), the Initial Purchaser shall not be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by the Initial Purchaser under this Agreement, less the aggregate amount of any damages that the Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchaser, and each director of the Company, each officer of the Company and each person, if any, who controls the Company or the Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

          10. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, the Guarantors, their respective officers and the Initial Purchaser set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, the Guarantors, any of their respective officers or directors, the Initial Purchaser or any other person referred to in Section 9 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 9 and 15 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

          11. Termination. (a) This Agreement may be terminated in the sole discretion of the Initial Purchaser by notice to the Company given prior to the Closing Date in the event that the Company, or any Guarantor shall have failed, refused or been unable to perform all obligations and satisfy all conditions on their respective part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing any of the following shall have occurred:

                 (i) either the Company, or any Guarantor shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference has had, has or could be reasonably likely to have a Material Adverse Effect, or there shall have been, in the sole judgment of the Initial Purchaser, any event or development that, individually or in the aggregate, has or could be reasonably likely to have a Material Adverse Effect (including without limitation a change in control of the Company or the Guarantors), except in each case as described in the Final Memorandum (exclusive of any amendment or supplement thereto);

                (ii) there shall have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and the Guarantors taken as a whole, from that set forth in the Final Memorandum that is material and adverse and that makes it, in the Initial Purchaser's judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Final Memorandum;

               (iii) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers, Inc. or the setting of minimum prices for trading on such exchange or market shall have occurred or trading of any securities of the Company or the Guarantors shall have been suspended on any exchange or in any over-the-counter market;

                (iv) a banking moratorium shall have been declared by New York or United States authorities;

                 (v) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States, (C) any material change in the financial markets of the United States or (D) any other national or international calamity or emergency which, in the case of (A), (B), (C) or (D) above and in the sole judgment of the Initial Purchaser, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Final Memorandum;

                (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs that has a material adverse effect on the financial markets in the United States, and would, in the sole judgment of the Initial Purchaser, make it impracticable or inadvisable to market the Securities;

               (vii) the proposal, enactment, publication, decree, or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which, in the sole judgment of the Initial Purchaser, would have a Material Adverse Effect;

              (viii) any securities of the Company shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization; or

                (ix) it shall have become impractical, in the sole judgment of the Initial Purchaser, for the Company to consummate the offering of the Units, on the terms described in the Final Memorandum.

          (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Sections 6 and 10 hereof.

          12. Information Supplied by the Initial Purchaser. The statements set forth in the "stabilization legend" on the inside front cover page of each Memorandum and the fifth through ninth paragraphs under the heading "Plan of Distribution" in each Memorandum (to the extent any such statements relate to the Initial Purchaser) constitute as of the date hereof the only information furnished by the Initial Purchaser to the Company for the purposes of Sections 2(a), 7(a), 7(b) and 9 hereof.

          13. Notices. All communications hereunder shall be in writing and, if sent to the Initial Purchaser, shall be mailed or delivered to (i) NatWest Capital Markets Limited, 135 Bishopgate, London, England, Attention: Roger Hoit; with a copy to White & Case, 1155 Avenue of the Americas, New York, NY 10036, Attention: Timothy B.

Goodell, Esq.; if sent to the Company, shall be mailed or delivered to the Company at Brill Media Company, LLC, 420 N.W. Fifth Street, Suite 3-B, P.O. Box 3353, Evansville, Indiana 47732, Attention: Alan R. Brill, with a copy to Thompson & McMullan, 100 Shockoe Slip, Richmond, VA 2329-4140, Attention:
Charles W. Laughlin, Esq.

          All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and one business day after being timely delivered to a next-day air courier.

          14. Successors. This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser, the Company, the Guarantors and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Guarantors contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchaser contained in
Section 9 of this Agreement shall also be for the benefit of the directors of the Company and officers and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Units from the Initial Purchaser will be deemed a successor because of such purchase.

          15. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW.

          16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Guarantors and the Initial Purchaser.

                              Very truly yours,

                              BRILL MEDIA COMPANY, LLC, a
                              Virginia Limited Liability Company


                              By: BRILL MEDIA MANAGEMENT,
                              INC., a Virginia Corporation, its Manager

                              By_________________________
                                Name: Alan R. Brill
                                Title:President


                              BRILL MEDIA MANAGEMENT, INC., a
                              Virginia Corporation


                              By____________________________
                                Name: Alan R. Brill
                                Title: President

                              BMC HOLDINGS, LLC, a Virginia
                              Limited Liability Company


                              BY: BRILL MEDIA COMPANY, LLC, its
                              Manager


                              BY: BRILL MEDIA MANAGEMENT, INC.,
                              its Manager


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: President


                              READING RADIO, INC., a Virginia
                                Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              TRI-STATE BROADCASTING, INC., a
                              Virginia Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              NORTHERN COLORADO RADIO,
                              INC., a Virginia Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President

                              NCR II, INC., a Virginia Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              CENTRAL MISSOURI
                               BROADCASTING, INC., a Virginia
                               Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              CMB II, INC.


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President

                              NORTHLAND BROADCASTING, LLC,
                              a Virginia Limited Liability Company

                              By: NORTHLAND HOLDINGS, LLC,
                                   a Virginia Limited Liability
                                   Company, its Manager

                              By: BMC HOLDINGS, LLC,
                                   a Virginia Limited Liability
                                   Company, its Manager

                              By: BRILL MEDIA COMPANY, LLC
                                   a Virginia Limited Liability
                                   Company, its Manager

                              By: BRILL MEDIA MANAGEMENT,
                                   INC., a Virginia Corporation its
                                   Manager


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: President


                              NB II, INC., a Virginia Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              CENTRAL MICHIGAN NEWSPAPERS,
                                INC., a Virginia Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President

                              CADILLAC NEWSPAPERS, INC., a
                              Virginia Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              CMN ASSOCIATED PUBLICATIONS,
                                INC. a Virginia Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              CENTRAL MICHIGAN DISTRIBUTION
                                CO., L.P.

                              By: CENTRAL MICHIGAN
                              DISTRIBUTION CO., INC. its General
                              Partner


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              CENTRAL MICHIGAN DISTRIBUTION
                              CO., INC.,
                              a Virginia Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President

                              GLADWIN NEWSPAPERS, INC., a
                              Virginia Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              GRAPH ADS PRINTING, INC., a
                              Virginia Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              MIDLAND BUYER'S GUIDE, INC., a
                              Virginia Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              ST. JOHNS NEWSPAPERS, INC., a
                              Virginia Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President

                              HURON P.S. LLC, a Virginia Limited
                              Liability Company


                              By: HURON HOLDINGS, LLC, a
                              Virginia Limited Liability
                              Company, its Manager


                              By: BMC HOLDINGS, LLC, a Virginia
                                   Limited Liability Company, its
                                   Manager


                              By: BRILL MEDIA COMPANY, LLC, its
                              Manager


                              By: BRILL MEDIA MANAGEMENT,
                                   INC., a Virginia Corporation,
                                   its Manager


                              By:____________________
                                 Name:  Alan R. Brill
                                 Title:  President

                              HURON NEWSPAPERS, LLC, a Virginia
                              Limited Liability Company


                              HURON HOLDINGS, LLC, a Virginia
                              Limited Liability Company


                              By: BMC HOLDINGS, LLC, a Virginia
                                   Limited Liability Company, its
                                   Manager


                              By: BRILL MEDIA COMPANY, LLC,
                                   a Virginia Limited Liability
                                   Company, its Manager


                              By: BRILL MEDIA MANAGEMENT,
                                   INC., a Virginia Corporation, its
                                   Manager


                              By:____________________
                                 Name:  Alan R. Brill
                                 Title:  President

                              NORTHERN COLORADO HOLDINGS,
                                LLC


                              By: BMC HOLDINGS, LLC, a
                                   Virginia Limited Liability
                                   Company, its Manager


                              By: BRILL MEDIA COMPANY, LLC,
                                   a Virginia Limited Liability
                                   Company, its Manager


                              By: BRILL MEDIA MANAGEMENT, INC.
                                   a Virginia Corporation, its Manager


                              By:___________________________
                                   Alan R. Brill, President

                              NCR III, LLC, a Virginia Limited Liability
                              Company


                              By: NCH II, LLC, a Virginia Limited
                                  Liability Company, its Manager


                              By: BMC Holdings, LLC, a Virginia
                                  Limited Liability Company, its
                                  Manager


                              By: Brill Media Company, LLC,
                                  a Virginia Limited Liability Company,
                                    its Manager


                              By: Brill Media Management, Inc., a
                                    Virginia Limited Liability Company


                              By:_____________________
                                 Name:  Alan R. Brill
                                 Title:  President

                              NCH II, LLC, a Virginia Limited Liability
                              Company


                              By: BMC Holdings, LLC, a Virginia
                                  Limited Liability Company, its
                                  Manager


                              By: BRILL MEDIA COMPANY, LLC, a
                                    Virginia Limited Liability Company,
                                       its Manager


                              By: BRILL MEDIA MANAGEMENT,
                                   INC., a Virginia Corporation,
                                   its Manager


                              By:______________________
                                 Name:  Alan R. Brill
                                 Title:  President

                              NORTHLAND HOLDINGS, LLC, a Virginia
                              Limited Liability Company


                              By: BMC Holdings, LLC, a Virginia
                                  Limited Liability Company, its
                                    Manager


                              By: BRILL MEDIA COMPANY, LLC, a
                                    Virginia Limited Liability Company,
                                       its Manager


                              By: BRILL MEDIA MANAGEMENT,
                                   INC., a Virginia Corporation,
                                   its Manager


                              By:_____________________
                                 Name: Alan R. Brill
                                 Title: President


                              CMN HOLDING, INC., a Virginia Corporation


                              By:___________________
                                 Name: Alan R. Brill
                                 Title: President


                              BRILL RADIO INC., a Virginia Corporation


                              By:_____________________
                                 Name: Alan R. Brill
                                 Title: President


                              BRILL NEWSPAPERS, INC., a Virginia
                              Corporation

                              By:____________________
                                 Name: Alan R. Brill
                                 Title: President

The foregoing Agreement is
hereby confirmed and accepted
as of the date first above
written.

NATWEST CAPITAL MARKETS LIMITED


By:_____________________________
   Name:
   Title:

                                                                    SCHEDULE 1





                                        Principal
                                        Amount of
Initial Purchaser                       Notes
------------------                      ------

NatWest Capital Markets Limited.......  $105,000,000




                                        Number
                                        of
                                        Units
                                        -----

NatWest Capital Markets Limited.......  105,000

                                                                    SCHEDULE 2


                               GUARANTORS


     Name

1.   Holdings
2.   Reading Radio, Inc.
3.   Tri-State Broadcasting, Inc.
4.   Northern Colorado Radio, Inc.
5.   NCR II, Inc.
6.   Central Missouri Broadcasting, Inc.
7.   CMB II, Inc.
8.   Northland Broadcasting, LLC
9.   NB II, Inc.
10.  Central Michigan Newspapers, Inc.
11.  Cadillac Newspapers, Inc.
12.  CMN Associated Publications, Inc.
13.  Central Michigan Distribution Co., L.P.
14.  Central Michigan Distribution Co., Inc.
15.  Gladwin Newspapers, Inc.
16.  Graph Ads Printing, Inc.
17.  Midland Buyer's Guide, Inc.
18.  St. Johns Newspapers, Inc.
19.  Huron P.S., LLC
20.  Huron Newspapers, LLC
21.  Huron Holdings, LLC
22.  Northern Colorado Holdings, LLC
23.  NCR III, LLC
24.  NCH II, LLC
25.  Northland Holdings, LLC
26.  CMN Holdings, Inc.
27.  Brill Radio Inc.
28.  Brill Newspapers, Inc.

                                                                     SCHEDULE 3

Northland Broadcasting, LLC
Huron P.S., LLC
Huron Newspapers, LLC
Huron Holdings, LLC
Northern Colorado Holdings, LLC
NCR III, LLC
NCH II, LLC
Northland Holdings, LLC